UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Bank of America

As reported by the Company in the Form 8-K dated August 7, 2024, during February 2023, the Company entered into a $2 million master credit agreement (credit facility) with Bank of America. The credit facility is secured by all the assets of the Company’s Champion subsidiaries and guaranteed by the Company, the Champion subsidiaries and the Company’s CEO. The Line of Credit expired on February 28, 2024, but the Company and Champion Safe Company have been actively working with the bank to extend or modify the credit facility. Despite being current on all payments under the credit facility and actively working with the bank for a long-term solution to repay the credit facility, on July 25, 2024, Champion Safe Company received a notice of default and demand for payment from the bank. On March 21, 2025, Bank of America filed a complaint in the Fourth Judicial District Court in and for Utah County, State of Utah (Case No. 250401345) against the Company and its subsidiaries (Champion Safe Company, Inc., American Rebel, Inc., Superior Safe Co., L.L.C. and Safe Guard Security Products LC) alleging four causes of action related to the credit facility: (i) Breach of the Loan Documents – Champion Safe; (ii) Breach of the Loan Documents – Guarantors (the Company, American Rebel, Inc., Superior Safe Co., L.L.C. and Safe Guard Security Products LC); (iii) Breach of the Implied Covenant of Good Faith and Fair Dealing – all parties; and (iv) Unjust Enrichment – Champion Safe. The Company plans to defend the complaint, while continuing to work with Bank of American on a settlement.

Item 3.02 Sale of Unregistered Securities.

On March 19, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a thirteenth closing notice for the exchange of $50,000 of assigned note portion for 330,033 shares of the Company’s common stock. On the same day, the Purchaser sent the Company a fourteenth closing notice for the exchange of $50,000 of assigned note portion for 388,199 shares of the Company’s common stock.

On March 19, 2025, Silverback Capital Corporation (“SCC”), pursuant to the Settlement Agreement and Stipulation with the Company dated December 26, 2024, requested the issuance of 340,000 shares of Common Stock to SCC, representing a payment of approximately $51,486.20.

On March 20, 2025, SCC requested the issuance of 350,000 shares of Common Stock to SCC, representing a payment of approximately $42,605.50.

On March 21, 2025, SCC requested the issuance of 528,000 shares of Common Stock to SCC, representing a payment of approximately $59,400.

On March 24, 2025, SCC requested the issuance of 542,000 shares of Common Stock to SCC, representing a payment of approximately $45,219.06.

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On March 24, 2025, the Purchaser, pursuant to the Purchase and Exchange Agreement dated November 11, 2024, as amended on February 19, 2025, sent the Company a fifteenth closing notice for the exchange of $35,000 of assigned note portion for 421,687 shares of the Company’s common stock. On the same day, the Purchaser sent the Company a sixteenth closing notice for the exchange of $35,000 of assigned note portion for 421,687 shares of the Company’s common stock.

On March 25, 2025, SCC requested the issuance of 580,000 shares of Common Stock to SCC, representing a payment of approximately $45,240.

On March 26, 2025, SCC requested the issuance of 610,000 shares of Common Stock to SCC, representing a payment of approximately $45,750.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), Section 3(a)(9), Section 3(a)(10) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

As of March 26, 2025, the Company had 14,964,566 shares of common stock issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the corporate action disclosed in the Definitive Information Statement on Schedule 14C (the “Information Statement”) filed by American Rebel Holdings, Inc. (the “Company”) with the United States Securities and Exchange Commission (the “SEC”) on March 10, 2025, the stockholders of the Company approved a Certificate of Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) on February 24, 2025 to effect a reverse stock split of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of up to 1-for-25 (the “Reverse Stock Split”), with such ratio to be determined in the sole discretion of the Company’s Board of Directors (the “Board”) and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion at any time within twelve (12) months of such stockholder approval. The Board set the Reverse Stock Split ratio at 1-for-25 and approved and authorized the filing of the Certificate of Amendment on March 12, 2025, with the Certificate of Amendment to become effective as of 12:00 a.m., Eastern Time, on March 31, 2025 (the “Effective Time”).

As a result of the Reverse Stock Split, every twenty-five (25) shares of the Company’s pre-Reverse Stock Split Common Stock will be combined into one (1) share of the Company’s post-Reverse Stock Split Common Stock, without any change in par value per share. No fractional shares will be issued in connection with the Reverse Stock Split and all such fractional interests will be rounded up to the nearest whole number of shares of Common Stock. Further, no current owner of 100 or more shares will be reduced to less than 100 shares.

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The Reverse Stock Split is intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of Common Stock for continued listing on The Nasdaq Capital Market (“Nasdaq”). The Reverse Stock Split will be effective at 12:00 a.m., Eastern Time, on March 31, 2025, and the Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis on Nasdaq at the opening of the market on March 31, 2025. The trading symbol for the common stock will remain “AREB,” and the new CUSIP number of the common stock following the Reverse Stock Split is 02919L 604.

The Company’s transfer agent, Securities Transfer Corporation, is acting as the exchange agent and paying agent for the Reverse Stock Split.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 10,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates of such preferred stock. The Reverse Stock Split will have no effect on the voting rights of the outstanding shares of Series A Preferred Stock, which shall remain at 1,000:1, or the conversion rights of the Series C and D Convertible Preferred Stock, which shall remain at 5:1 (each share of Series C and D Convertible Preferred Stock is convertible into five shares of Common Stock).

Each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares and accounting for the fact no current owner of 100 or more shares will be reduced to less than 100 shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

In addition, the Reverse Stock Split will apply to the Common Stock issuable upon the exercise of the Company’s outstanding warrants, stock options and other derivative securities, with proportionate adjustments to be made to the exercise prices thereof. All outstanding Company options, warrants, and convertible/derivative securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On March 24, 2025, the Company issued a press release with respect to the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

On March 6, 2025, the Company issued a press release titled “American Rebel Beverage Pre-Launch Efforts and Launch Event at MAPS Air Museum with Tramonte Distributing of Ohio Leads to Record Breaking Initial Account Acquisition for American Rebel Light Beer.” A copy of the press release is attached hereto as Exhibit 99.2.

On March 26, 2025, the Company issued a second press release with respect to the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.3 to this Current Report.

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation to be effective on March 31, 2025
99.1	Reverse Stock Split Press Release dated March 24, 2025
99.2	MAPS Air Museum Press Release dated March 26, 2025
99.3	Second Reverse Stock Split Press Release dated March 27, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: March 27, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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